UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023

Marblegate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40862	85-4249135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (914) 415-4081

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	GATEU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	GATE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	GATEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD

On June 15, 2023, Marblegate Acquisition Corp. (the “Company’) issued a press release announcing the confidential submission of the Registration Statement on Form S-4, relating to the proposed business combination with DePalma Acquisition I, LLC and DePalma Acquisition II, LLC (collectively, “DePalma”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Supplement to the Definitive Proxy Statement

On June 5, 2023, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on June 27, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the period by which the Company is required to consummate its initial business combination (the “Extension Amendment Proposal”).

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT OF

MARBLEGATE ACQUISITION CORP.

Dated June 5, 2023

The Company is providing additional information to its stockholders, as described in this supplement to the Definitive Proxy Statement filed with the United States Securities and Exchange Commission on June 5, 2023, in connection with the Special Meeting to be held on June 27, 2023. These disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. The Company makes the supplemental disclosures.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Amount in Trust Account as of June 2, 2023, the Record Date

In April 2023, the Company withdrew $646,000 of interest income from the Trust Account in order to pay federal income taxes. The Company has recently determined that funds were previously withdrawn from the Trust Account to pay such federal income taxes and thus should not have been re-drawn in April. Accordingly, the Company has deposited into the Trust Account $667,802.74 including interest that would have accrued on such funds from the date of withdrawal. Following such deposit, the amount in the Trust Account, as of June 15 2023, was $10,412,402.82, and the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.31 per share (which does not take into account any withdrawals from the Trust Account for the payment of taxes that may occur after June 15, 2023).

In addition, the Company has incurred additional working capital loans under the 2023 Note, with $945,000 outstanding as of June 15, 2023.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events involving, or future performance of, the Company. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K dated April 3, 2023, relating to certain risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to the Company’s stockholders, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by the Company.

Additional Information and Where to Find It

The Company has filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) in connection with the Special Meeting and, beginning on June 8, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the June 2, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Special Meeting, and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release dated June 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023

Marblegate Acquisition Corp.

By:	/s/ Jeffrey Kravetz
Name:	Jeffrey Kravetz
Title:	Chief Financial Officer